SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of Earliest event reported): March 2, 2004


                         USAA AUTO OWNER TRUST 2004-1
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            (Exact name of registrant as specified in its charter)


                                 United States
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        (State or other jurisdiction of incorporation or organization)


             333-112241                                   N/A
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      (Commission File Number)              (IRS Employer Identification No.)


      c/o Wachovia Trust Company, National Association, as Owner Trustee
                               One Rodney Square
                                920 King Street
                          Wilmington, Delaware 19801
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             (Address of principal executive offices and zip code)


             Registrant's telephone number, including area code:
                                (302) 888-7536

                                Not applicable
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         (Former name or former address, if changed since last report)

Item 5.   Other Events.
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Filing of certain Agreements
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         On March 2, 2004, USAA Auto Owner Trust 2004-1 (the "Issuer"), as
issuer, and JPMorgan Chase Bank ("JPMorgan"), as indenture trustee, entered into an indenture dated as of March 2, 2004 (the "Indenture"). On March 2, 2004, USAA Acceptance, LLC (the "Depositor"), as depositor, and Wachovia Trust Company, National Association, as owner trustee, entered into an amended and restated trust agreement (the "Trust Agreement"). The Indenture is attached hereto as Exhibit 4.1 and the Trust Agreement is attached hereto as Exhibit 4.2.

         On March 2, 2004, USAA Federal Savings Bank ("USAA"), as seller and servicer, and the Issuer, as issuer, entered into a sale and servicing agreement dated as of February 1, 2004 (the "Sale and Servicing Agreement"). On March 2, 2004, USAA, as seller, and the Depositor, as depositor, entered into a receivables purchase agreement dated as of February 1, 2004 (the "Receivables Purchase Agreement"). On March 2, 2004, the Issuer, USAA, as administrator, and JPMorgan, as indenture trustee, entered into an administration agreement ("Administration Agreement") dated as of March 2, 2004. The Sale and Servicing Agreement is attached hereto as Exhibit 10.1 and the Administration Agreement and the Receivables Purchase Agreement are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------

                     Information and Exhibits.
                     ------------------------

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits:

               4.1     Indenture

               4.2     Trust Agreement

              10.1     Sale and Servicing Agreement

              99.1     Administration Agreement

              99.2     Receivables Purchase Agreement

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  USAA FEDERAL SAVINGS BANK, as
                                  Administrator of USAA Auto Owner Trust
                                  2004-1



                                  By:/s/ Michael J. Broker
                                     -----------------------------------------
                                         Michael J. Broker
                                         Vice President



Dated:  March 16, 2004